UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 11, 2006
                                                        (August 10, 2006)

                        Baldwin Technology Company, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-9334                                           13-3258160
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(Commission File Number)                       (IRS Employer Identification No.)


Two Trap Falls Road, Suite 402, Shelton, CT                 06484
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  (Address of Principal Executive Offices)               (Zip Code)

                                  203-402-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

     Baldwin Technology Company, Inc. ("Baldwin or the "Company") reported its results of operations for the three months and year ended June 30, 2006. Details of this announcement are contained in the press release of the Company dated August 10, 2006, and furnished with this Current Report on Form 8-K as Exhibit 99.1.


Item 8.01       Other Events

     The Company issued a press release dated August 10, 2006, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01       Financial Statements and Exhibits

          (c)   Exhibits


                  99.1 Earnings release for the period ended June 30, 2006 issued by the Company on August 10, 2006 (furnished herewith).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                BALDWIN TECHNOLOGY COMPANY, INC.
                                                --------------------------------
                                                          (Registrant)

                                                By:    /s/ Leon Richards
                                                    ----------------------------
                                                          Leon Richards
                                                            Controller



Dated: August 11, 2006